UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): February 7, 2025

MANGOCEUTICALS, INC.

(Exact name of registrant as specified in its charter)

Texas	001-41615	87-3841292
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

15110 N. Dallas Parkway, Suite 600 Dallas, Texas	75248
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (214) 242-9619

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 Par Value Per Share	MGRX	The Nasdaq Stock Market LLC (Nasdaq Capital Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

Letter Agreement Relating to Patent Purchase Agreement

As previously disclosed in the Current Report on Form 8-K filed by Mangoceuticals, Inc. (the “Company”, “we” and “us”) with the Securities and Exchange Commission on April 25, 2024, effective on April 24, 2024, we entered into a Patent Purchase Agreement (the “IP Purchase Agreement”), with Intramont Technologies, Inc. (“Intramont”).

Pursuant to the IP Purchase Agreement, we purchased certain patents and patent applications owned by Intramont, related to prevention of infections, including the common cold, respiratory diseases, and orally transmitted diseases such as human papillomavirus (HPV) (the “Patents”), in consideration for $20,000,000, which was payable to Intramont by (a) the issuance of 980,000 shares of the Company’s then newly designated 6% Series C Convertible Preferred Stock, with a face value of $20.00 per share, for a total value of $19,600,000; and (b) $400,000 in cash, (i) with $200,000 payable on or before June 30, 2024, (ii) $100,000 payable on or before August 31, 2024, and (iii) $100,000 payable on or before November 30, 2024 (collectively, the “Cash Payments”).

A total of the date of this report, $57,000 of the Cash Payments has been paid to date, provided that Intramont has not declared a default under the IP Purchase Agreement or taken any action against the Company in connection with the failure to timely pay such Cash Payments.

On February 11, 2025, and effective on December 31, 2024, we and Intramont entered into a letter agreement, amending the IP Purchase Agreement (the “Amendment Letter”), pursuant to which Intramont has agreed that all funds paid by the Company towards the furtherance and development of the Patents would be credited against the Cash Payments owed to Intramont and we agreed to work in good faith with Intramont on financing, developing and commercializing the Patents.

As a result of the Amendment Letter, a total of $306,118 remains due to Intramont in connection with the Cash Payments as of the date of this Report, which the Company expects to pay over time, by way of expenses associated with the development of the Patents.

The foregoing description of the Amendment Letter is not complete and is qualified in its entirety by reference to the full text of the Amendment Letter, which is filed as Exhibit 10.1 to this Current Report and is incorporated in this Item 1.01 by reference in its entirety.

Item 3.02. Unregistered Sales of Equity Securities.

On February 7, 2025, the Company entered into a Subscription Agreement with an accredited investor (the “Purchaser”), pursuant to which the Purchaser agreed to purchase 155,555 shares of the Company’s restricted common stock from the Company for a total of $350,000 (or $2.25 per share). The Subscription Agreement included customary representations and warranties of the Purchaser and the Company.

The Company claims an exemption from registration for the issuance of the shares pursuant to Section 4(a)(2) and/or Rule 506 of Regulation D of the Securities Act of 1933, as amended (the “Securities Act”), since the offer and sale of such shares did not involve a public offering and the recipient was an “accredited investor” and had access to similar information as would be included in a registration statement under the Securities Act. The securities were offered without any general solicitation by us or our representatives. No underwriters or agents were involved in the foregoing offers and sales and we paid no underwriting discounts or commissions. The securities are subject to transfer restrictions, and the securities contain an appropriate legend stating that such securities have not been registered under the Securities Act and may not be offered or sold absent registration or pursuant to an exemption therefrom. The securities were not registered under the Securities Act and such securities may not be offered or sold in the United States absent registration or an exemption from registration under the Securities Act and any applicable state securities laws.

The description of the Subscription Agreement above is not complete and is qualified in its entirety by the full text of the form of Subscription Agreement, a copy of which is incorporated by reference herein as Exhibit 10.2, and which is incorporated by reference into this Item 3.02 in its entirety.

On February 10, 2025, the Company received a Notice of Exercise from a holder of warrants to purchase shares of common stock relating to the exercise of warrants to purchase 140,000 shares of common stock with an exercise price of $1.50 per share. The Company received the $210,000 aggregate exercise price and issued 140,000 shares of common stock to the prior holder February 11, 2025. The Company claims an exemption from registration for the issuance of the shares pursuant to Section 4(a)(2) of the Securities Act, since the offer and sale of such shares did not involve a public offering.

On February 11, 2025, the Company received a Notice of Exercise from a holder of warrants to purchase shares of common stock relating to the exercise of warrants to purchase 100,000 shares of common stock with an exercise price of $1.50 per share. The Company received the $150,000 aggregate exercise price and issued 100,000 shares of common stock to the prior holder February 12, 2025. The Company claims an exemption from registration for the issuance of the shares pursuant to Section 4(a)(2) of the Securities Act, since the offer and sale of such shares did not involve a public offering.

On February 12, 2025, a holder of the Company’s Series B Convertible Preferred Stock converted 216 shares of Series B Convertible Preferred Stock (with an aggregate stated value of $237,600) into 105,600 shares of common stock of the Company pursuant to the terms of such Series B Convertible Preferred Stock, including the current conversion price of $2.25 per share. We claim an exemption from registration provided by Section 3(a)(9) of the Securities Act, for such issuance, as the securities were exchanged by us with our existing security holder in a transaction where no commission or other remuneration was paid or given directly or indirectly for soliciting such exchange.

Item 9.01 Exhibits.

(d) Exhibits.

Exhibit No.	Description
10.1*	February 11, 2025, Letter Amending April 24, 2024 Patent Purchase Agreement, between Mangoceuticals, Inc. and Intramont Technologies
10.2(1)	Form of Common Stock Subscription Agreement (February 2025)
104	Cover Page Interactive Data File (embedded within the Inline XBRL document and included in Exhibit 101).

* Filed herewith.

(1) Filed as Exhibit 10.1 to the Current Report on Form 8-K filed by the Company with the Securities and Exchange Commission on February 7, 2025, and incorporated by reference herein.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MANGOCEUTICALS, INC.

Date: February 12, 2025	By:	/s/ Jacob D. Cohen
Jacob D. Cohen
Chief Executive Officer